AMC NETWORKS INC. REPORTS THIRD QUARTER 2022 RESULTS
New York, NY – November 4, 2022: AMC Networks Inc. ("AMC Networks" or the "Company") (NASDAQ: AMCX) today reported financial results for the third quarter ended September 30, 2022.
Chief Executive Officer Christina Spade said: "Our strong content engagement is driving positive momentum throughout 2022. Our focus to transform to a consumer-focused multi-platform premium content company is taking hold with strong digital distribution growth. We have 11.1 million paid subscribers as of the end of the third quarter, representing 44% growth from the prior year and streaming revenue growth of 41%. Our ability to break through the competition with our highly-engaging content, as we further reconstitute our revenue mix, positions us well for long-term success and value creation."
Operational Highlights:
•Expanding distribution partnership with Roku with the addition of 11 FAST channels programmed by AMC Networks
•Anne Rice’s Interview with the Vampire premiered in October and is the biggest new series in AMC+ history and the #1 new drama on ad-supported cable in 2022; renewed for a second season
•Premiering Anne Rice’s Mayfair Witches, the next series in the Anne Rice Immortal Universe, on AMC+ and AMC on January 8, 2023
•Developing three new series in The Walking Dead Universe:
◦The Walking Dead: Dead City, featuring Maggie and Negan in a post-apocalyptic Manhattan led by Jeffery Dean Morgan and Lauren Cohan
◦Norman Reedus-led, Daryl Dixon series set in Paris
◦The continuing journey of Rick and Michonne, led by Andrew Lincoln and Danai Gurira
•Expanded distribution of the AMC+ premium streaming services in Australia, New Zealand and Spain
Financial Highlights – Third Quarter Ended September 30, 2022:
•Streaming subscribers grew 44% from the prior year to 11.1 million subscribers as of September 30, 2022
•Net revenues decreased 16% from the prior year to $682 million, largely driven by the timing of content licensing revenues, lower affiliate and advertising revenues, and unfavorable foreign currency translation, partly offset by streaming revenue growth of 41%
•Operating income decreased 20% from the prior year to $151 million; Adjusted Operating Income(1) decreased 14% to $194 million, due to lower revenues, partly offset by lower content and marketing investments and strategic cost discipline, with a margin of 28%
•Diluted EPS of $1.94; Adjusted EPS(1) of $2.09
•Net cash provided by operating activities of $19 million; Free Cash Flow(1) of $4 million

Dollars in thousands, except per share amounts	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	Change	2022	2021	Change
Net Revenues	$681,843	$810,766	(15.9)%	$2,132,025	$2,273,899	(6.2)%
Operating Income	$150,677	$188,326	(20.0)%	$478,557	$426,290	12.3%
Adjusted Operating Income	$194,305	$224,691	(13.5)%	$601,031	$713,307	(15.7)%

Diluted Earnings Per Share	$1.94	$2.55	(23.9)%	$6.23	$5.39	15.6%
Adjusted Earnings Per Share	$2.09	$2.68	(22.0)%	$6.69	$9.11	(26.6)%

Net cash provided by (used in) operating activities	$19,417	$(87,183)	122.3%	$36,591	$43,984	(16.8)%
Free Cash Flow	$4,368	$(101,297)	104.3%	$(25,151)	$(891)	n/m

(1) See page 4 of this earnings release for a discussion of non-GAAP financial measures used in this release. This discussion includes the definition of Adjusted Operating Income, Adjusted EPS and Free Cash Flow.

Segment Results:
(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	Change	2022	2021	Change
Net Revenues:
Domestic Operations	$587,389	$682,746	(14.0)%	$1,814,034	$1,895,730	(4.3)%
International and Other	99,270	129,940	(23.6)%	334,892	389,384	(14.0)%
Inter-segment Eliminations	(4,816)	(1,920)	(150.8)%	(16,901)	(11,215)	(50.7)%
Total Net Revenues	$681,843	$810,766	(15.9)%	$2,132,025	$2,273,899	(6.2)%

Operating Income (Loss):
Domestic Operations	$186,609	$213,299	(12.5)%	$573,943	$517,874	10.8%
International and Other	8,291	15,564	(46.7)%	39,733	32,365	22.8%
Corporate / Inter-segment Eliminations	(44,223)	(40,537)	(9.1)%	(135,119)	(123,949)	(9.0)%
Total Operating Income	$150,677	$188,326	(20.0)%	$478,557	$426,290	12.3%

Adjusted Operating Income (Loss):
Domestic Operations	$206,701	$231,076	(10.5)%	$635,409	$723,749	(12.2)%
International and Other	13,310	22,109	(39.8)%	55,509	70,777	(21.6)%
Corporate / Inter-segment Eliminations	(25,706)	(28,494)	9.8%	(89,887)	(81,219)	(10.7)%
Total Adjusted Operating Income	$194,305	$224,691	(13.5)%	$601,031	$713,307	(15.7)%

Domestic Operations
Third Quarter Results:
•Domestic Operations' revenues decreased 14% from the prior year to $587 million
◦Distribution and other revenues decreased 16% to $407 million
▪Content licensing revenues decreased 63% to $58 million due to the timing and availability of deliveries in the quarter
▪Subscription revenues grew 8% due to increased streaming revenues primarily driven by streaming subscriber growth and contractual affiliate rate increases, partially offset by declines in the linear subscriber universe
•Streaming revenues increased 41% with quarter end total subscribers of 11.1 million
•Affiliate revenues declined in the mid-single-digits due to basic subscriber declines
◦Advertising revenues decreased 10% to $180 million due to lower linear ratings, softer scatter and direct response markets and fewer original hours in the third quarter, partially offset by digital and advanced advertising revenue growth
•Operating income decreased 13% to $187 million
•Adjusted Operating Income, with a margin of 35%, decreased 11% to $207 million, reflecting revenue performance, partially offset by lower programming and marketing investments for the quarter

International and Other
Third Quarter Results:
•International and Other revenues decreased 24% from the prior year to $99 million; excluding the impact of foreign currency translation, 16% decrease
◦Distribution and other revenues decreased 22% to $82 million, primarily due to the timing of productions at 25/7 Media and unfavorable foreign currency translation at AMCNI; excluding the impact of foreign currency translation, 15% decrease
◦Advertising revenues decreased 31% to $17 million, primarily due to the impact of the planned wind-down of two channels in the U.K., the unfavorable impact of foreign currency translation, and softer ratings in the U.K.; excluding the impact of foreign currency translation, 20% decrease
•Operating income decreased 47% to $8 million
•Adjusted Operating Income decreased 40% to $13 million, reflecting lower revenue and the unfavorable impact of foreign currency translation; excluding the impact of foreign currency translation, 36% decrease

Other Matters
Stock Repurchase Program & Outstanding Shares
As previously disclosed, the Company's Board of Directors has authorized a program to repurchase up to $1.5 billion of the Company’s outstanding shares of common stock. The Stock Repurchase Program has no pre-established closing date and may be suspended or discontinued at any time. During the quarter ended September 30, 2022, the Company did not repurchase any shares. As of September 30, 2022, the Company had $135 million of authorization remaining for repurchase under the Stock Repurchase Program.
As of October 28, 2022, the Company had 31,495,577 shares of Class A Common Stock and 11,484,408 shares of Class B Common Stock outstanding.
Please see the Company’s Form 10-Q for the period ended September 30, 2022, which will be filed later today, for further details regarding the above matters.

Description of Non-GAAP Measures

The Company defines Adjusted Operating Income (Loss), which is a non-GAAP financial measure, as operating income (loss) before share-based compensation expense or benefit, depreciation and amortization, impairment and other charges (including gains or losses on sales or dispositions of businesses), restructuring and other related charges, cloud computing amortization, and including the Company’s proportionate share of adjusted operating income (loss) from majority-owned equity method investees. From time to time, we may exclude the impact of certain events, gains, losses, or other charges (such as significant legal settlements) from AOI that affect our operating performance. Because it is based upon operating income (loss), Adjusted Operating Income (Loss) also excludes interest expense (including cash interest expense) and other non-operating income and expense items. The Company believes that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of the various operating units of the business without regard to the effect of the settlement of an obligation that is not expected to be made in cash.

The Company believes that Adjusted Operating Income (Loss) is an appropriate measure for evaluating the operating performance of the business segments and the Company on a consolidated basis. Adjusted Operating Income (Loss) and similar measures with similar titles are common performance measures used by investors, analysts, and peers to compare performance in the industry.

Internally, the Company uses net revenues and Adjusted Operating Income (Loss) measures as the most important indicators of its business performance and evaluates management’s effectiveness with specific reference to these indicators. Adjusted Operating Income (Loss) should be viewed as a supplement to and not a substitute for operating income (loss), net income (loss), and other measures of performance presented in accordance with U.S. generally accepted accounting principles ("GAAP"). Since Adjusted Operating Income (Loss) is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies. For a reconciliation of operating income (loss) to Adjusted Operating Income (Loss), please see pages 7-8 of this release.

The Company defines Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less capital expenditures and cash distributions to noncontrolling interests, all of which are reported in our Consolidated Statement of Cash Flows. The Company believes the most comparable GAAP financial measure of its liquidity is net cash provided by operating activities. The Company believes that Free Cash Flow is useful as an indicator of its overall liquidity, as the amount of Free Cash Flow generated in any period is representative of cash that is available for debt repayment, investment, and other discretionary and non-discretionary cash uses. The Company also believes that Free Cash Flow is one of several benchmarks used by analysts and investors who follow the industry for comparison of its liquidity with other companies in the industry, although the Company’s measure of Free Cash Flow may not be directly comparable to similar measures reported by other companies. For a reconciliation of net cash provided by operating activities to Free Cash Flow, please see page 9 of this release.

The Company defines Adjusted Earnings per Diluted Share (“Adjusted EPS”), which is a non-GAAP financial measure, as earnings per diluted share excluding the following items: amortization of acquisition-related intangible assets; impairment and other charges (including gains or losses on sales or dispositions of businesses); non-cash impairments of goodwill, intangible and fixed assets; restructuring and other related charges; and gains and losses related to the extinguishment of debt; as well as the impact of taxes on the aforementioned items. The Company believes the most comparable GAAP financial measure is earnings per diluted share. The Company believes that Adjusted EPS is one of several benchmarks used by analysts and investors who follow the industry for comparison of its performance with other companies in the industry, although the Company’s measure of Adjusted EPS may not be directly comparable to similar measures reported by other companies. For a reconciliation of earnings per diluted share to Adjusted EPS, please see pages 10-11 of this release.

Forward-Looking Statements

This earnings release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors, including financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industries in which it operates and the factors described in the Company’s filings with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" contained therein. The Company disclaims any obligation to update any forward-looking statements contained herein.

Conference Call Information

AMC Networks will host a conference call today at 8:30 a.m. ET to discuss its third quarter 2022 results. To listen to the call, please visit investors.amcnetworks.com.

About AMC Networks Inc.

AMC Networks (Nasdaq: AMCX) is a global entertainment company known for its popular and critically acclaimed content. Its brands include targeted streaming services AMC+, Acorn TV, Shudder, Sundance Now, ALLBLK and the anime-focused HIDIVE streaming service, in addition to AMC, BBC AMERICA (operated through a joint venture with BBC Studios), IFC, SundanceTV, WE tv, IFC Films and RLJE Films. AMC Studios, the Company’s in-house studio, production and distribution operation, is behind some of the biggest titles and brands known to a global audience, including The Walking Dead, the Anne Rice catalog and the Agatha Christie library. The Company also operates AMC Networks International, its international programming business, and 25/7 Media, its production services business.

Contacts

Investor Relations	Corporate Communications
Nicholas Seibert (646) 740-5749	Georgia Juvelis (917) 542-6390
nicholas.seibert@amcnetworks.com	georgia.juvelis@amcnetworks.com

AMC NETWORKS INC.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues, net	$681,843	$810,766	$2,132,025	$2,273,899
Operating expenses:
Technical and operating (excluding depreciation and amortization)	293,459	378,264	903,468	997,677
Selling, general and administrative	207,972	220,011	670,444	610,164
Depreciation and amortization	29,735	23,411	79,556	71,261
Impairment and other charges	—	—	—	158,973
Restructuring and other related charges	—	754	—	9,534
Total operating expenses	531,166	622,440	1,653,468	1,847,609
Operating income	150,677	188,326	478,557	426,290
Other income (expense):
Interest expense	(34,308)	(31,413)	(97,085)	(97,674)
Interest income	3,625	2,264	8,552	7,614
Loss on extinguishment of debt	—	—	—	(22,074)
Miscellaneous, net	(1,546)	54	3,540	19,634
Total other expense	(32,229)	(29,095)	(84,993)	(92,500)
Income from operations before income taxes	118,448	159,231	393,564	333,790
Income tax expense	(28,456)	(40,744)	(103,118)	(77,980)
Net income including noncontrolling interests	89,992	118,487	290,446	255,810
Net income attributable to noncontrolling interests	(5,326)	(7,836)	(18,163)	(22,253)
Net income attributable to AMC Networks’ stockholders	$84,666	$110,651	$272,283	$233,557

Net income per share attributable to AMC Networks’ stockholders:
Basic	$1.96	$2.60	$6.32	$5.52
Diluted	$1.94	$2.55	$6.23	$5.39

Weighted average common shares:
Basic	43,238	42,506	43,070	42,308
Diluted	43,732	43,440	43,707	43,332

AMC NETWORKS INC.
SUPPLEMENTAL FINANCIAL DATA
(Dollars in thousands)
(Unaudited)

	Three Months Ended September 30, 2022
	Domestic Operations	International and Other	Corporate / Inter-segment Eliminations	Consolidated
Operating income (loss)	$186,609	$8,291	$(44,223)	$150,677
Share-based compensation expenses	3,155	537	3,358	7,050
Depreciation and amortization	12,141	4,482	13,112	29,735
Restructuring and other related charges	—	—	—	—
Impairment and other charges	—	—	—	—
Cloud computing amortization	5	—	2,047	2,052
Majority owned equity investees AOI	4,791	—	—	4,791
Adjusted operating income (loss)	$206,701	$13,310	$(25,706)	$194,305

	Three Months Ended September 30, 2021
	Domestic Operations	International and Other	Corporate / Inter-segment Eliminations	Consolidated
Operating income (loss)	$213,299	$15,564	$(40,537)	$188,326
Share-based compensation expenses	4,174	545	4,736	9,455
Depreciation and amortization	11,589	5,200	6,622	23,411
Restructuring and other related charges	(135)	800	89	754
Impairment and other charges	—	—	—	—
Cloud computing amortization	—	—	596	596
Majority owned equity investees AOI	2,149	—	—	2,149
Adjusted operating income (loss)	$231,076	$22,109	$(28,494)	$224,691

AMC NETWORKS INC.
SUPPLEMENTAL FINANCIAL DATA
(Dollars in thousands)
(Unaudited)

	Nine Months Ended September 30, 2022
	Domestic Operations	International and Other	Corporate / Inter-segment Eliminations	Consolidated
Operating income (loss)	$573,943	$39,733	$(135,119)	$478,557
Share-based compensation expenses	10,000	1,758	12,104	23,862
Depreciation and amortization	37,716	14,018	27,822	79,556
Restructuring and other related charges	—	—	—	—
Impairment and other charges	—	—	—	—
Cloud computing amortization	17	—	5,306	5,323
Majority owned equity investees AOI	13,733	—	—	13,733
Adjusted operating income (loss)	$635,409	$55,509	$(89,887)	$601,031

	Nine Months Ended September 30, 2021
	Domestic Operations	International and Other	Corporate / Inter-segment Eliminations	Consolidated
Operating income (loss)	$517,874	$32,365	$(123,949)	$426,290
Share-based compensation expenses	17,105	2,689	19,369	39,163
Depreciation and amortization	36,678	14,477	20,106	71,261
Restructuring and other related charges	2,508	5,273	1,753	9,534
Impairment and other charges	143,000	15,973	—	158,973
Cloud computing amortization	—	—	1,502	1,502
Majority owned equity investees AOI	6,584	—	—	6,584
Adjusted operating income (loss)	$723,749	$70,777	$(81,219)	$713,307

AMC NETWORKS INC.
SUPPLEMENTAL FINANCIAL DATA
(Dollars in thousands, except per share amounts)
(Unaudited)

Capitalization	September 30, 2022
Cash and cash equivalents	$790,930

Credit facility debt (a)	$649,688
Senior notes (a)	2,200,000
Total debt	$2,849,688

Net debt	$2,058,758

Finance leases	23,807
Net debt and finance leases	$2,082,565

	Twelve Months Ended September 30, 2022
Operating Income (GAAP)	$542,189
Share-based compensation expense	32,624
Depreciation and amortization	102,176
Impairment and other charges	637
Restructuring and other related charges	844
Cloud computing amortization	6,227
Majority owned equity investees	19,097
Adjusted Operating Income (Non-GAAP)	$703,794

Leverage ratio (b)	3.0	x

(a)Represents the aggregate principal amount of the debt.
(b)Represents net debt and finance leases divided by Adjusted Operating Income for the twelve months ended September 30, 2022. This ratio differs from the calculation contained in the Company's credit facility. No adjustments have been made for consolidated entities that are not 100% owned.

Free Cash Flow	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net cash provided by operating activities	$19,417	$(87,183)	$36,591	$43,984
Less: capital expenditures	(11,956)	(11,120)	(33,510)	(29,969)
Less: distributions to noncontrolling interests	(3,093)	(2,994)	(28,232)	(14,906)
Free cash flow	$4,368	$(101,297)	$(25,151)	$(891)

AMC NETWORKS INC.
SUPPLEMENTAL FINANCIAL DATA
(Dollars in thousands, except per share amounts)
(Unaudited)

Adjusted Diluted Earnings Per Share
	Three Months Ended September 30, 2022
	Income from operations before income taxes	Income tax expense	Net income attributable to noncontrolling interests	Net income attributable to AMC Networks' stockholders	Diluted EPS attributable to AMC Networks' stockholders
Reported Results (GAAP)	$118,448	$(28,456)	$(5,326)	$84,666	$1.94
Adjustments:
Amortization of acquisition-related intangible assets	10,235	(2,016)	(1,680)	6,539	0.15
Impairment and other charges	—	—	—	—	—
Restructuring and other related charges	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—
Adjusted Results (Non-GAAP)	$128,683	$(30,472)	$(7,006)	$91,205	$2.09

	Three Months Ended September 30, 2021
	Income from operations before income taxes	Income tax expense	Net income attributable to noncontrolling interests	Net income attributable to AMC Networks' stockholders	Diluted EPS attributable to AMC Networks' stockholders
Reported Results (GAAP)	$159,231	$(40,744)	$(7,836)	$110,651	$2.55
Adjustments:
Amortization of acquisition-related intangible assets	10,214	(1,691)	(2,951)	5,572	0.12
Impairment and other charges	—	—	—	—	—
Restructuring and other related charges	754	(387)	25	392	0.01
Loss on extinguishment of debt	—	—	—	—	—
Adjusted Results (Non-GAAP)	$170,199	$(42,822)	$(10,762)	$116,615	$2.68

AMC NETWORKS INC.
SUPPLEMENTAL FINANCIAL DATA
(Dollars in thousands, except per share amounts)
(Unaudited)

Adjusted Diluted Earnings Per Share
	Nine Months Ended September 30, 2022
	Income from operations before income taxes	Income tax expense	Net income attributable to noncontrolling interests	Net income attributable to AMC Networks' stockholders	Diluted EPS attributable to AMC Networks' stockholders
Reported Results (GAAP)	$393,564	$(103,118)	$(18,163)	$272,283	$6.23
Adjustments:
Amortization of acquisition-related intangible assets	31,195	(6,162)	(5,040)	19,993	0.46
Impairment and other charges	—	—	—	—	—
Restructuring and other related charges	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—
Adjusted Results (Non-GAAP)	$424,759	$(109,280)	$(23,203)	$292,276	$6.69

	Nine Months Ended September 30, 2021
	Income from operations before income taxes	Income tax expense	Net income attributable to noncontrolling interests	Net income attributable to AMC Networks' stockholders	Diluted EPS attributable to AMC Networks' stockholders
Reported Results (GAAP)	$333,790	$(77,980)	$(22,253)	$233,557	$5.39
Adjustments:
Amortization of acquisition-related intangible assets	29,077	(4,661)	(8,928)	15,488	0.35
Impairment and other charges	158,973	(38,078)	—	120,895	2.79
Restructuring and other related charges	9,534	(1,419)	12	8,127	0.19
Loss on extinguishment of debt	22,074	(5,257)	—	16,817	0.39
Adjusted Results (Non-GAAP)	$553,448	$(127,395)	$(31,169)	$394,884	$9.11